SECURITY AGREEMENT
                               ------------------

         THIS SECURITY AGREEMENT, dated as of the 12th day of September, 2002 (this "Security Agreement"), is made by and among:

         GREEN POWER ENERGY HOLDINGS LLC, a Delaware limited liability company, and COGENTRIX EASTERN CAROLINA, LLC, a North Carolina limited liability company each with an address at 3212 Wickford Road, Wilmington, North Carolina 28409 (collectively, the "Debtor"), jointly and severally; and

         COGENTRIX OF NORTH CAROLINA, INC., a North Carolina corporation with an address at 9405 Arrowpoint Boulevard, Charlotte, North Carolina 28273 (the "Secured Party").

                                    RECITALS:
                                    ---------

         A. The Debtor, as buyer, and the Secured Party, as seller, are parties to a Securities Purchase Agreement dated August 9, 2002 (the "Purchase Agreement," and together with the Security Agreement, the "Transaction Documents").

         B. The Purchase Agreement requires the Debtor to enter into this Security Agreement, and it is a condition to the Secured Party's obligations under the Purchase Agreement that the Debtor enter into this Security Agreement.

         NOW,  THEREFORE,  in  consideration  of the premises and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   Definitions
                                   -----------

         1.01 The term "Debtor's Liabilities" wherever used in this Security Agreement shall mean all liabilities and indebtedness of any and every kind and nature, heretofore, now or hereafter owing, arising, due or payable from the Debtor to the Secured Party, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed, joint and several, joint or several or otherwise, arising under this Security Agreement, the Purchase Agreement, or any other document heretofore, now or hereafter executed and delivered by the Debtor to the Secured Party in connection with the Purchase Agreement or the transactions contemplated thereby.

         1.02 The term "Collateral" means the following properties, assets and rights of the Company, wherever located, whether now owned or hereafter acquired or arising: all personal and fixture property of every kind and nature including without limitation all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts, chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, all general intangibles, tort intangibles, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Company possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Company, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics and including without limitation the property described on Exhibit I hereto.

         1.03 The term "Debtor Relief Laws" means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

         1.04 All terms defined in the Purchase Agreement but not defined herein shall have the meanings set forth in the Purchase Agreement. All of the other terms in this Security Agreement shall have the meanings provided by the Uniform Commercial Code as enacted in North Carolina (the "UCC").

                                   ARTICLE II
                         Creation of Security Interest
                         -----------------------------

         2.01 To secure the repayment of the Debtor's Liabilities, the Debtor hereby grants to the Secured Party a security interest in the Collateral and all proceeds and products thereof, including without limitation, insurance proceeds of the Collateral.

                                   ARTICLE III
                         Representations and Warranties
                         ------------------------------

         3.01 The Debtor hereby represents and warrants to the Secured Party that so long as any of the Debtor's Liabilities remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of this Security Agreement or the Purchase Agreement), or the Purchase Agreement remains in effect:

                  (a) The Debtor's exact legal name is as shown in this Security Agreement and its state of formation is (and for the prior four months has been) Delaware. The principal place of business and chief executive office of the Debtor is located at 3212 Wickford Road, Wilmington, NC 28409. The Debtor has not in the past four months changed its name, been party to a merger, consolidation or other change in structure or used any trade name.

                  (b) The Debtor is the legal and beneficial owner of the Collateral and the Debtor has the right to pledge, sell, assign or transfer the Collateral.

                  (c) This Security Agreement creates a valid security interest in favor of the Secured Party in the Collateral and, when properly perfected by filing or otherwise, shall constitute a valid first priority security interest in the Collateral.

                  (d) All Chattel Paper describing, evidencing or constituting Collateral is, to the Debtor's knowledge, complete, valid and genuine.

                  (e) This Security Agreement has been duly authorized, executed and delivered by the Debtor and constitutes a legal, valid and binding obligation of the Debtor enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy or insolvency laws or by general principles of equity


                                   ARTICLE IV
                                    Covenants
                                    ---------

         4.01 The Debtor covenants that, so long as any of the Debtor's Liabilities remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of this Security Agreement or the Purchase Agreement), or the Purchase Agreement remains in effect, the Debtor shall:

                  (a) Defend the Collateral against the claims and demands of all other parties claiming an interest therein and keep the Collateral free from all liens. The Debtor shall not sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral or any interest therein.

                  (b) If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any instrument or tangible chattel paper, the Debtor shall ensure that such instrument or tangible chattel paper is either in the possession of the Debtor at all times or, if requested by the Secured Party to perfect its security interest in such Collateral, is delivered to the Secured Party duly indorsed in a manner satisfactory to the Secured Party. The Debtor shall ensure that any Collateral consisting of tangible chattel paper is marked with a legend acceptable to the Secured Party indicating the Secured Party's security interest in such tangible chattel paper.

                  (c) Not, without providing thirty (30) days prior written notice to the Secured Party and without filing such amendments to any previously filed financing statements as the Secured Party may require (i) alter its corporate existence or, in one transaction or a series of transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets, (ii) change its state of formation or (iii) change its registered name.

                  (d) Upon reasonable notice, and during reasonable hours, at all times allow the Secured Party or its representatives to visit and inspect the Collateral.

                  (e) The Debtor hereby authorizes the Secured Party to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Secured

Party may from time to time deem necessary or appropriate in order to perfect or maintain the security interests granted hereunder in accordance with the UCC or the Uniform Commercial Code as enacted in any other jurisdiction, including financing statements that indicate the Collateral as all assets of the Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC. The Debtor shall also execute and deliver to the Secured Party such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents) as the Secured Party may reasonably request and do all such other things as the Secured Party may reasonably deem necessary or appropriate (i) to ensure to the Secured Party its security interests hereunder, (ii) to consummate the transactions contemplated hereby, and (iii) to otherwise protect and assure the Secured Party of its rights and interests hereunder. To that end, the Debtor hereby irrevocably makes, constitutes and appoints the Secured Party, its nominee or any other person whom the Secured Party may designate, as the Debtor's attorney-in-fact with full power and for the limited purpose to sign in the name of the Debtor any such notices or similar documents which in the Secured Party's reasonable discretion would be necessary, appropriate or convenient in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as the Purchase Agreement is in effect or any amounts payable thereunder, or any of the Debtor's Liabilities shall remain outstanding. The Debtor hereby agrees that a carbon, photographic or other reproduction of this Security Agreement or any such financing statement is sufficient for filing as a financing statement by the Secured Party without notice thereof to the Debtor whenever the Secured Party may in its sole discretion desire to file the same. In the event for any reason the law of any jurisdiction other than North Carolina becomes or is applicable to the Collateral or any part thereof, or to any of the Debtor's Liabilities, the Debtor agrees to execute and deliver all such instruments and to do all such other things as the Secured Party in its sole discretion reasonably deems necessary or appropriate to preserve, protect and enforce the security interests of the Secured Party under the law of such other jurisdiction (and, if the Debtor shall fail to do so promptly upon the request of the Secured Party, then the Secured Party may execute any and all such requested documents on behalf of the Debtor pursuant to the power of attorney granted hereinabove). The Debtor agrees to mark its books and records to reflect the security interest of the Secured Party in the Collateral.

                  (f) The Debtor shall execute and deliver all agreements, assignments, instruments or other documents as reasonably requested by the Secured Party for the purpose of obtaining and maintaining control within the meaning of the UCC with respect to any collateral consisting of deposit accounts, investment property, or electronic chattel paper.

                  (g) If any Collateral is at any time in the possession or control of a warehouseman, bailee or any agent or processor of the Debtor, (i) notify the Secured Party of such possession, (ii) notify such person of the Secured Party's security interest in such collateral, (iii) instruct such person to hold such collateral for the Secured Party's account and subject to the Secured Party's instructions, and (iv) obtain an acknowledgment from such person that it is holding such Collateral for the benefit of the Secured Party.

                  (h) The Debtor shall maintain with financially sound and reputable insurance companies not affiliated of the Debtor, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts standards as are customarily carried under similar circumstances by such other Persons and providing for not less than 30 days' prior notice to the Administrative Agent of termination, lapse or cancellation of such insurance. The Debtor shall provide evidence to the Secured Party, upon the request of Secured Party, that all insurance required to be maintained pursuant to this Security Agreement has been obtained and is in effect.


                                    ARTICLE V
                                Events of Default
                                -----------------

         5.01 Any one of the following events will constitute an Event of Default hereunder (an "Event of Default"):

                  (a) Non-Compliance. Failure by the Debtor to comply with the terms and conditions of this Security Agreement, which failure is not cured within thirty (30) days after written notice thereof from the Secured Party; or

                  (b) Non-Payment. Failure by the Debtor to pay any amount payable hereunder or under the Purchase Agreement.

                  (c) Specific Covenants. The Borrower fails to perform or observe any term, covenant or agreement contained in Article IV of this Security Agreement.

                  (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Debtor herein, in the Purchase Agreement, or in any document delivered in connection herewith or therewith shall be incorrect or misleading when made or deemed made; or

                  (e) Cross-Default. (i) The Debtor (A) fails to make any payment when due under (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) or (B) fails to observe or perform any other agreement or condition required by, the Purchase Agreement.

                  (f) Insolvency Proceedings, Etc. The Debtor institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding.

                  (g) Inability to Pay Debts; Attachment. (i) The Debtor becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy.

                  (h) Invalidity of Transaction Documents. This Security Agreement or the Purchase Agreement , at any time after their execution and delivery and for any reason other than as expressly permitted thereunder or satisfaction in full of the obligations thereunder, ceases o be in full force and effect; or the Debtor or any other Person contests in any manner the validity or enforceability of any Transaction Document; or the Debtor denies that it has any or further liability or obligation under any Transaction Document, or purports to revoke, terminate or rescind any Transaction Document.

                                   ARTICLE VI
                                    Remedies
                                    --------

         6.01 Upon the occurrence of an Event of Default and during the continuation thereof, the Secured Party shall have, in addition to the rights and remedies provided herein, in the Purchase Agreement, or by law (including, but not limited to, the rights and remedies set forth in the Uniform Commercial Code of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted), and further, the Secured Party may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Debtor, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Debtor to assemble and make available to the Secured Party at the expense of the Debtor any Collateral at any place and time designated by the Secured Party which is reasonably convenient to both parties,
(iv) remove any Collateral from any such premises for the purpose of effecting the sale or other disposition thereof, (v) without demand and without advertisement, notice, hearing or process of law, except where an applicable statute requires reasonable notice of sale, lease or other disposition the Debtor hereby agrees that the sending of thirty (30) days'notice to the Debtor by hand delivery or in accordance with the notice provisions of Section 11.5 of the Purchase Agreement, shall be deemed reasonable notice thereof, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Secured Party deems advisable, in its sole discretion (subject to any and all mandatory legal requirements) and/or (vi) declare all amounts owing or payable hereunder or under the Purchase Agreement to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Debtor. In addition to all other sums due the Secured Party with respect to the Debtor's Liabilities, the Debtor shall pay the Secured Party all reasonable costs and expenses incurred by the Secured Party, including but not limited to, reasonable attorneys' fees and expenses, in obtaining or liquidating the Collateral, in enforcing payment of the Debtor's Liabilities, or in the prosecution or defense of any action or proceeding by or against the Secured Party or the Debtor concerning any matter arising out of or connected with this Security Agreement, any Collateral or the Debtor's Liabilities, including, without limitation, any of the foregoing arising in or under or related to a case under the Bankruptcy Code. All amounts due under this
Section 6.01shall be payable within ten business days after demand therefor. To the extent the rights of notice cannot be legally waived hereunder, the Debtor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or sent to the Debtor in accordance with the notice provisions of Section 11.5 of the Purchase Agreement at least thirty (30) days before the time of sale or other event giving rise to the requirement of such notice. The Secured Party shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by applicable law, the Secured Party may be a purchaser at any such sale. Subject to the provisions of applicable law, the Secured Party may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which such sale was postponed, or the Secured Party may further postpone such sale by announcement made at such time and place.

                  (b) In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Secured Party shall have the right to enter and remain upon the various premises of the Debtor without cost or charge to the Secured Party, and use the same, together with materials, supplies, books and records of the Debtor, for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Secured Party may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto in order to effectively collect or liquidate such Collateral.

                  (c) In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Secured Party are legally entitled, the Debtor shall be liable for the deficiency, together with interest thereon at the Default Rate, together with reasonable attorneys' fees and other costs with respect to collecting such deficiency. Any surplus remaining after the full payment and satisfaction of the Debtor's Liabilities shall be returned to the Debtor or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

                                   ARTICLE VII
                                  Miscellaneous
                                  -------------

         7.01 After acceleration of the Debtor's Liabilities, the Debtor irrevocably waives the right to direct the application of any and all payments (including proceeds of Collateral) at any time or times thereafter which may be received by the Secured Party by or for the benefit of the Debtor, and the Debtor hereby irrevocably agrees that the Secured Party shall have the exclusive right to apply and reapply any and all such payments received at any time or times hereafter in such manner as it determines in its sole discretion, notwithstanding any entry upon any of its books and records.

         7.02 All notices required or permitted to be given under this Security Agreement shall be in conformity with Section 11.5 of the Purchase Agreement.

         7.03 This Security Agreement and any other agreements, instruments and documents executed and delivered pursuant hereto or to consummate the transactions contemplated hereunder shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

         7.04 The internal  laws and  decisions  of the State of North  Carolina
shall  govern  and  control  the  construction,   enforceability,  validity  and
interpretation of this Security Agreement.

         7.05 All representations and warranties of the Debtor and all terms, provisions, conditions and agreements to be performed by the Debtor contained in this Security Agreement and in any other agreement, instrument or document executed heretofore or concurrently herewith by the Debtor and delivered to the Secured Party shall be true and satisfied at the time and execution of this Security Agreement and shall survive the execution and delivery of this Security Agreement and all such other agreements.

         7.06 To the extent that any of the Debtor's Liabilities are now or hereafter secured by property other than the Collateral, or by a guarantee, endorsement or property of any other person, then the Secured Party shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Secured Party shall have the right, in the Secured Party's sole discretion to determine which rights, security, liens, security interests or remedies the Secured Party shall at any time pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of them or any of the Secured Party's rights or the Debtor's liabilities under this Security Agreement or under any other agreements.

         7.07 If any provision of this Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         IN WITNESS WHEREOF, this Security Agreement has been executed as of the day and year first above written by the duly authorized officers of the parties hereto.





          THE REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK

                                      GREEN POWER ENERGY HOLDINGS LLC


                                      By:               /S/
                                         ---------------------------------------
                                      Printed Name: Wayne Coverdale
                                                   -----------------------------
                                      Title:President & Chief Executive Officer
                                            ------------------------------------



                                      COGENTRIX EASTERN CAROLINA, LLC


                                       By:              /S/
                                          --------------------------------------
                                       Printed Name:  C.A. Halcomb
                                       Title:  Vice President - Operations



                                       COGENTRIX OF NORTH CAROLINA, INC.


                                       By:              /S/
                                         ---------------------------------------
                                       Printed Name:  C.A. Halcomb
                                       Title:  Vice President - Operations

                                    EXHIBIT I
                                    ---------

                                   COLLATERAL
                                   ----------

The Collateral includes the property described on the attached list.

Asset ID        Asset Description                          Asset Category
--------        -----------------                          --------------
00000047        Warsaw Motors PTL Truck                    Autos & Trucks
00000059        Jim Russ Chevy Truck                       Autos & Trucks
00000046        Vanstar Cpter Inv#4982611                  Computer Hardware
00000053        Global Linking Solut Inv#1020              Computer Hardware
00000055        Dell Computer Equip                        Computer Hardware
00000056        Dell 450k GX/L                             Co mputer Hardware
00000058        3 Cable Drops For Cpters                   Computer Hardware
00000068        Dell Performance Monitoring                Computer Hardware
00000069        Dell 800 GX 110/L 133MHZ Cache             Computer Hardware
00000070        Dell Poweredge 1300 Base 800MH             Computer Hardware
00000107        Dell PIII 866                              Computer Hardware
00000045        Ricker Tech Inv#9800105                    Computer Software
00000005        Coal Facility                              Coal Facility
00000004        Electric Plant                             Electric Plant
00000003        Car Tel & Tel                              Office Equipment
00000038        Forms&Supply Phone Answer Mach             Office Equipment
00000039        Forms & Supply Vertical File               Office Equipment
00000040        Forms&Supply Desk Chair Bookcase           Office Equipment
00000041        Forms & Supply Desk Bookcase               Office Equipment
00000042        JD Chambers Bookcases                      Office Equipment
00000043        Forms & Supply File                        Office Equipment
00000044        Mop & Bucket Floor Buffer                  Office Equipment
00000060        Contren Filing Cabinet                     Office Equipment
00000101        Reclass Office Furniture                   Office Equipment
00000002        Tarheel Tractor                            Machinery & Equipment
00000027        MMR/Wallace Lab Equipment                  Machinery & Equipment
00000029        MMR/Wallace Workbenches                    Machinery & Equipment
00000030        MMR/Wallace Speedomax 100                  Machinery & Equipment
00000031        Fischer/Porter Chlorinatior                Machinery & Equipment
00000033        Holmes Crusher Riffle Hopper               Machinery & Equipment
00000034        Industrial Supply                          Machinery & Equipment
00000035        Power Handling Lift Truck ACC              Machinery & Equipment
00000036        Fairbank Scales60x10Link Steel             Machinery & Equipment
00000037        Fairbanks Scales Pit Install               Machinery & Equipment
00000061        Panasonic Copier                           Machinery & Equipment
00000062        Detroit Stocker Ultrafd Dist               Machinery & Equipment
00000063        United Conveyor Mixer/Unloader             Machinery & Equipment
00000065        Pug Mill Additions                         Machinery & Equipment
00000066        Coal Feeders & Graters for TDF             Machinery & Equipment
00000067        Printer from EHS                           Machinery & Equipment
00000074        LB Smith L90 Loader                        Machinery & Equipment
00000076        Dataprint                                  Machinery & Equipment
00000086        Water Weights                              Machinery & Equipment

Asset ID        Asset Description                          Asset Category
--------        -----------------                          --------------
00000087        Progressive Crane                          Machinery & Equipment
00000094        Dataprint                                  Machinery & Equipment
00000095        Drayton Corp Acoustic Cleaner              Machinery & Equipment
00000096        Drayton Corp Acoustic Cleaner              Machinery & Equipment
00000097        AC Controls Inc Rosemont Analy             Machinery & Equipment
00000098        AC Controls Inc Rosemont Analy             Machinery & Equipment
00000099        Vanstar Laserjet Printer                   Machinery & Equipment
00000100        Western Carolina Forklift                  Machinery & Equipment
00000105        Machine & Welding Supply                   Machinery & Equipment
00000106        Automated External Defibrillat             Machinery & Equipment
00000051        Coal Facility Retention Basin              Plant Improvements
00000108        International Chimmney-CEM                 Plant Improvements
00000109        CEMS HARDWR,SOFTWR,                        Plant Improvements
                REGULATOR
00000110        CEMS INSTALLATION                          Plant Improvements
00000111        CEMS SYSTEM                                Plant Improvements
00000112        CEMS INSTALLATION                          Plant Improvements
00000113        Cdt for asset#00000111 (CEMS)              Plant Improvements

                                                                        Quantity
Item            Spare Part Description                                   On Hand
----            ---------- -----------                                   -------
014830          SHOES, THRUST BEARING, ACTIVE,                              1.00
014831          SHOES, THRUST BEARING, INACTIV                              1.00
015964          BEARING, GEAR BOX, MODEL 175,                               1.00
019             BEARING, LEVER LINK, TURBINE C                             12.00
02407           BELT, DRIVE, CARMAN BRUTE FORCE FEEDER.                     2.00
032             TRIPPING DEVICE, LOW VOLTAGE B                              3.00
072407          BOARD, CONTROL, ROSEMOUNT SYST                              1.00
072408          BOARD, REGULATOR, LV, ROSEMOUN                              1.00
072731          MODULE, OUTPUT, 120V, FOR PROG                              3.00
072732          MODULE, INPUT, 120V, FOR PROGR                              7.00
072734          POWER SUPPLY, RACK, PROGRAMMAB                              4.00
072735          MODULE, OUTPUT, CONTACT, PROGR                              5.00
072736          MODULE, OUTPUT, ISOLATED, PROG                              3.00
074649          MODULE, OUTPUT, PROGRAMMABLE C                              2.00
074671          BOARD, POWER SUPPLY, GE STC CA                              3.00
074680          BOARD, MONITOR, POWER SUPPLY,                               1.00
074827          MODULE, INPUT, GE SERIES THREE                              1.00
074849          MODULE, OUTPUT, GE SERIES 1, 3                              1.00
074850          BOARD, CPU, PROGRAMMER UNIT GE                              1.00
074851          POWER SUPPLY, GE SERIES THREE                               1.00
074858          MODULE, INPUT, GE SERIES 1                                  1.00
074859          MODULE, ISOLATED, GE SERIES 1,                              1.00
074860          MODULE, INPUT, GE SERIES 3                                  2.00
074874          POWER SUPPLY, GE STC CABINET,                               1.00
076282          BOARD, CIRCUIT, TRANSMITTER, M                              1.00
076283          BOARD, CIRCUIT, TRANSMITTER, M                              2.00
076284          BOARD, CIRCUIT, TRANSMITTER, M                              2.00
076285          BOARD, CIRCUIT, TRANSMITTER, M                              2.00
076292          MODULE, SENSOR, TRANSMITTER, MODEL 1151 DP                  1.00
076341          BOARD, CIRCUIT, BASE, WITH COM                              1.00
07708           BOARD, SCAN, ROSSEMOUNT SYSTEM                              1.00
10686           KEYBOARD, ROTATING, ROSEMOUNT                               1.00
141000          WASHER, INSULATING, GENERATOR                               4.00
141006          NUT, COVERED, 2.000-8 HJ, TURB                              4.00
141007          NUT, 1.875-8 HJ, HIGH PRESSURE                              5.00
141008          NUT, 1.750-8 HJ, HIGH PRESSURE                             10.00
141010          NUT, 3.000-8 HJ, TURBINE H.P. HEAD, 35 MW.                  3.00
141011          NUT, 3.500-8 HJ, TURBINE H.P.                               2.00
141012          NUT, 4.000-8 HJ, TURBINE H.P.                               1.00
141013          STUD, HIGH PRESSURE HEAD, 35 M                              1.00
141014          NUT, HIGH PRESSURE HEAD, 35 MW                              3.00
141015          STUD, HIGH PRESSURE HEAD, 35 M                              3.00
141016          NUT, 2.250-8 HJ, HIGH PRESSURE                              3.00

                                                                        Quantity
Item            Spare Part Description                                   On Hand
----            ---------- -----------                                   -------
141017          STUD, 2.250-8 HJ, HIGH PRESSUR                              1.00
141022          PIN, VALVE GEAR ASSEMBLY, 35 M                              6.00
141023          PIN, VALVE GEAR                                            12.00
141025          NUT, LOCK, 1.00-8, VALVE GEAR                              12.00
144901          PIN, 1.0 X 3.50, VALVE GEAR ASSEMBLY, 35 MW                 1.00
144902          PIN, .75 X 3.38, VALVE GEAR ASSEMBLY, 35 MW                 1.00
15120           FILTER, ELEMENT, TURBINE LUBE                               6.00
151293          FILTER, BAG, CLOTH, TURBINE LU                             16.00
153439          CAGE, COLLECTOR BAG, GALVANIZE                             33.00
154910          CAGE, FILTER BAG, GALVANIZED,                              24.00
15827           FILTER, ELEMENT, PUMP, VACUUM,                              6.00
158281          BAG, FILTER, 100% RYTON, NEEDL                             80.00
166137          VENTURI, CINDER RETURN, 2 1/2"                              8.00
171             NOZZLE, EJECTOR, STEAM JET AIR                              2.00
172             NOZZLE, EJECTOR, STEAM JET AIR                              1.00
21210           GASKET, MONEL, SILVER PLATED,                               1.00
212121          GASKET, COPPER, CORRUGATED                                 18.00
2140            GASKET, VALVE, FISHER.                                      1.00
225822          INDICATOR, ITT BARTON, USED ON                              1.00
226307          GAUGE, PRESSURE, DIFFERENTIAL, MAIN TURBINE                 1.00
24172           RING, PISTON, FOR 3" TYPE EHD FISHER VALVE                  2.00
2433            RING, BACKUP, 8" V100 BALL VAL                              1.00
244056          RING, SEAL, VALVE, CROSBY PARV                              1.00
244896          RETAINER, DU, VALVE GEAR ASSEM                              1.00
2483            RING SEGMENT, SPILL STRIP, STA                             16.00
2484            RING SEGMENT, SPILL STRIP, STA                             16.00
2485            RING SEGMENT, SPILL STRIP, STA                             18.00
2486            RING SEGMENT, SPILL STRIP, STA                             20.00
2487            RING SEGMENT, SPILL STRIP, STA                             22.00
2810            GEARBOX, COOLING TOWER, DOUBLE                              2.00
284604          REDUCER, SHAFT MOUNT, 20 HP, H                              1.00
284605          REDUCER, SHAFT MOUNT, 25 HP, H                              2.00
286             COUPLING, GEARFLEX,  I D FAN TO MOTOR                       1.00
3341            PIPE, 1", SCH. 80, A-106, GRADE B                           5.00
3342            PIPE, 1/2", SCH. 80, A-106, GRADE B                        10.00
3343            PIPE, 1/2", SCH. 160, SA-335, GRADE P-22                   22.00
33450           TUBE, REAR WATERWALL, 3" ODX.2                              1.00
33452           TUBE, REAR WATERWALL, 3" ODX.2                              2.00
33453           TUBE, REAR WATERWALL, 3" ODX.2                              3.00
33454           TUBE, REAR WATERWALL, 3" ODX.2                              1.00
33455           TUBE, REAR WATERWALL, 4" ODX.2                              1.00

                                                                        Quantity
Item            Spare Part Description                                   On Hand
----            ---------- -----------                                   -------
33457           TUBE, REAR WATERWALL, 3"ODX.20                              1.00
33460           TUBE, REAR WATERWALL, 3" ODX.2                              3.00
3360            REDUCER, CINDER RETURN, 3" TO                               1.00
33660           TUBE, WATERWALL SIDEWALLS, 3"                               1.00
33661           TUBE, WATERWALL, 3" ODX.203 MW                              1.00
33662           TUBE, WATERWALL, 3" ODX.203 MW                              1.00
33663           TUBE, WATERWALL, 3" ODX.203 MW                              1.00
33664           TUBE, WATERWALL, 3" ODX.203 MW                              3.00
33665           TUBE, WATERWALL, 3" ODX.203 MW                              1.00
33666           TUBE, WATERWALL, 3" ODX.203 MW                              1.00
33667           TUBE, WATERWALL, 3" ODX.203 MW                              1.00
33668           TUBE, WATERWALL, 3" ODX.203 MW                              1.00
33669           TUBE, WATERWALL, 3" ODX.203 MW                              1.00
33670           TUBE, WATERWALL, 3" ODX.203 MW                              1.00
33671           TUBE, WATERWALL SIDEWALLS, 3"                               1.00
35207           PUMP, MAIN LUBE OIL, BOILER FE                              1.00
353321          PUMP KIT, 3X10 DAH-14 & D4X10                               3.00
354753          KOPKIT, PULSAFEEDER PUMP, 880                               1.00
355806          PUMP KIT, MINOR KIT, #B6B-106,                              2.00
3560            PUMP KIT, LUBE OIL PUMP, IMP T                              3.00
3566            PUMP, TURBINE, HYDRAULIC, 35M                               1.00
391053          SHAFT, VIBRATOR, 34" LONG.                                  7.00
                REFRENCE DRAWING # 25B28454
3913            ELEMENT, FEED PUMP, BOILER, 3X                              1.00
392276          SHAFT, CONVEYOR, CARMAN, SERIA                              6.00
392330          SHAFT, BOILER MASTER, 1-7/16"                               1.00
392738          SHAFT, TAIL, CONVEYOR, BUNKER,                              1.00
39575           GROMMET, DRIVESHAFT, COOLING TOWER                         12.00
395872          SHAFT, WORM, PUMP, 7120 SE PUL                              3.00
396201          DRIVESHAFT, VALVE, 2" V100, HO                              1.00
396449          SHAFT, DAMPER, BAGHOUSE, GEESI                              2.00
397222          SLEEVE, RUBBER, 3/8"X8-5/8" I.                              1.00
4011            CYLINDER, HYDRAULIC, TURBINE S                              1.00
404885          ROD KIT, HYDRAULIC CYLINDER, S                              3.00
404906          SEAL KIT, ROD, HYDRAULIC CYLIN                              4.00
404929          POSITIONER, DAMPER DRIVES, WIT                              1.00
404948          ACTUATOR, UNIVERSAL, BAILEY DA                              1.00
416226          CELL,CONDUCTIVITY, MODEL #411,                              1.00
416227          CELL, CONDUCTIVITY, BECKMAN #4                              2.00
4514            TRANSFORMER, LOAD CENTERS, MOD                              2.00
482706          VALVE, SAFETY, SUPERHEATER, CR                              1.00

                                                                        Quantity
Item            Spare Part Description                                   On Hand
----            ---------- -----------                                   -------
482707          VALVE, SAFETY, DRUM, 1-1/2" H4                              1.00
482708          VALVE, SAFETY, DRUM, 1-1/2" H4                              1.00
485799          CHARGING ASSEMBLY, BLADDERS, E                              1.00
491018          PLUG, VALVE, 2.00, VALVE ASSEMBLY,                          2.00
                35 MW TURBINE.
491019          PLUG, VALVE, 2.25, VALVE ASSEMBLY,                          1.00
                35 MW TURBINE.
494869          GATE, KNIFE, 10" FABRI DUMP VA                              2.00
494887          PLATE, CLAMP, VALVE GEAR ASSEM                              3.00
494899          STEM, VALVE, VALVE GEAR ASSEMBLY, 35 MW                     1.00
495576          VALVE KIT, 1-1/2" FISHER TYPE                               2.00
522817          CABLE, LOAD CELL, SCALE MOD. 2                              2.00
5424            SPRING, SPILL STRIP, STAGE 2,8                              2.00
5425            SPRING, SPILL STRIP, STAGE 3,                              15.00
5426            SPRING, SPILL STRIP, STAGE 3,                               1.00
5427            SPRING, SPILL STRIP, STAGE 6,                              17.00
5428            SPRING, SPILL STRIP, STAGE 11,                              1.00
586001          DRUM, PULLEY, CONVEYOR BELT,                                2.00
621             SHIM, INSULATING, GENERATOR BE                              4.00
622             SHIM, THRUST, ACTIVE, 35 MW TU                              1.00
623             SHIM, THRUST, INACTIVE, 35 MW                               1.00
638669          DEFLECTOR. OIL. #1 BEARING, G.                              1.00
638670          DEFLECTOR, OIL, #2 BEARING, TU                              1.00
677184          MODULE, HOPPER HEATER, 460V, 1                              1.00
686241          SWITCH, PRESSURE, RANGE 0-200                               2.00
695801          DIAPHRAGM, RELIEF, ATM ASSEMBL                              1.00
696058          DIAPHRAGM, VALVE, SIZE 60 NBR/NYL 17E44,                    4.00
                FEED REGULATOR
696503          DIAPHRAGM, NEOPRENE, FISHER TY                              1.00
713228          THERMOCOUPLE,BOILER FEEDPUMP,                               1.00
71666           PROBE, VIBRATION, 8MM, REVERSE MOUNT,                       1.00
                .5 METER
75754           SEAL, MECHANICAL, PUMP, INGERS                              1.00
7810474         MOTOR, 125 HP, 1800 RPM, 405TS FRAME                        1.00
783067          MOTOR, 350 HP, 1200 RPM, S449SS FRAME                       1.00
784040          MOTOR, 3 HP, 1800 RPM, 182T FRAME                           1.00
784113          MOTOR,  7.5 HP, 1800 RPM, 213T FRAME                        1.00
785978          MOTOR, 200 HP, 900 RPM, FRAME 509 UP, 460 VOLT              1.00
786576          MOTOR, CHART DRIVE, SECOND, FA                              1.00
787200          MOTOR, 3 HP, 3600 RPM, L182T FRAME                          1.00
787888          MOTOR, 60/15 HP, 1800/900 RPM, FRAME 365-T,                 2.00
                460 VOLT, TYPE T